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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 28, 1998


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                             MIDLAND RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)



         TEXAS                        001-13257                 75-2286814
    (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

  550 WEST TEXAS AVENUE
      SUITE 700                                                    79701
    MIDLAND, TEXAS                                               (Zip code)
(Address of principal
  executive offices)


       Registrant's telephone number, including area code: (915) 570-5045

                           616 FM 1960 WEST, SUITE 600
                              HOUSTON, TEXAS 77090
                  (former address if changed since last report)

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ITEM 5.  OTHER EVENTS

         The press release dated October 28, 1998 that is filed herewith as
Exhibit 99.1 is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS
     --------

     *99.1          Press Release of Vista Energy Resources, Inc. dated October
                    28, 1998.
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*Filed herewith

                                        2

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         MIDLAND RESOURCES, INC.



                                         By: /s/ C. Randall Hill
                                            -----------------------------------
                                             Name:  C. Randall Hill
                                             Title: Chairman and Chief
                                                    Executive Officer

Date:    November  5, 1998




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                                INDEX TO EXHIBITS


    EXHIBIT
    NUMBER
    -------

     99.1*       Press Release of Vista Energy Resources, Inc. dated October 28,
                 1998.

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*Filed herewith